UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021 (October 1, 2021)

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2021, ZVV Media Partners, LLC and ZASH Global Media and Entertainment Corporation (collectively referred to as “Zash”) and AdRizer LLC (the “Company”) entered into a Letter of Intent (the “LOI”) for Zash to acquire all the outstanding membership and other equity interests of the Company. Under the terms of the LOI, Zash or its affiliate will acquire all the outstanding membership/equity interests in the Company, either via merger, purchase of such membership/equity interests from the Selling Members, or other transaction structure, as mutually agreed, such that the Company will continue as a wholly owned subsidiary of Zash, for an aggregate purchase price of $108,000,000 payable as follows: (i) $15,000,000 payable in cash at Closing, (ii) $10,000,000 in cash, which will be placed in escrow for a period of 12 months after the Closing to secure the indemnification obligations of the Selling Members , (iii) $83,000,000 in common stock of Zash. The Stock Consideration value shall be based on a mutually agreeable valuation of Zash. The Stock Consideration shall be subject to a two-year lock-up period and leak-out agreement.

Separate from the Purchase Price, Zash will invest a minimum of $5,000,000 of cash in the Company for its post-Closing working capital needs, to be funded $1,000,000 at Closing and $1,000,000 every 3 months thereafter.

The Definitive Agreement will include customary termination provisions. The Closing shall occur by December 31, 2021.

The foregoing provides only a brief description of the material terms of the LOI, does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the forms of the LOI filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter of Intent between ZVV Media Partners, LLC, ZASH Global Media and Entertainment Corporation and AdRizer, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer